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                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the use in the Statement of Additional Information constituting part of this Registration Statement on Form N-4 for Variable Separate Account (Portion Relating to the PATHWAY Variable Annuity) of Anchor National Life Insurance Company of our report dated January 31, 2000, relating to the consolidated financial statements of Anchor National Life Insurance Company, which appear in such Statement of Additional Information. We also consent to the incorporation by reference of our report dated March 3, 2000, relating to the financial statements of Variable Separate Account (Portion Relating to the PATHWAY Variable Annuity), in such Statement of Additional Information. We also consent to the incorporation by reference of our report dated January 31, 2000, relating to the consolidated financial statements of Anchor National Life Insurance Company and of our report dated March 3, 2000, relating to the financial statements of Variable Separate Account (Portion Relating to the PATHWAY Variable Annuity) into the Prospectus which constitutes part of this Registration Statement. We also consent to the reference to us under the heading "Financial Statements" in such Statement of Additional Information.




PricewaterhouseCoopers LLP                   /s/ PricewaterhouseCoopers LLP
Los Angeles, California
April 21, 2000